EXHIBIT (10)(S)

MERCHANTS NATIONAL BANK 102 East 3rd Street Post Office Box 248 Winona Minnesota 55987-0248
(507) 457-1100
"Lender"

COMMERCIAL/AGRICULTURAL REVOLVING OR
DRAW NOTE-VARIABLE RATE


Borrower:                     Hampshire Group, Limited
Address:                      215 Commerce Blvd.
                              P. O. Box 2667
                              Anderson, SC  29621
Identification No.:           06-0967107
Officer Initials:             007
Interest Rate:                Variable
Principal Amount/Credit Limit:$3,000,000.00
Funding/Agreement Date:       04/01/96
Maturity Date:                04/01/97
Customer Number:              WINONAKMOO
Loan Number:                  994267298

PROMISE TO PAY
For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of THREE MILLION AND NO/100 Dollars ($3,000,000.00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late payment charges and expenses, then to accrued interest, and then to principal or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 360 days per year. Interest on this Note shall be calculated at a variable rate equal to * percent ( * %) per annum * the Index Rate. The initial Index Rate is currently * percent (* %) per annum. The initial interest rate on this Note shall be * percent (* %) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: SEE ATTACHED INTEREST RATE OPTION SCHEDULE

INDEX RATE: The Index Rate for this Note shall be: WALL STREET PRIME OR 90 DAY TREASURY BILL - SEE ATTACHED INTEREST OPTION RATE SCHEDULE

MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent (n/a%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE AND 750/1000 percent ( 21.750 %) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

POST-MATURITY RATE: X If checked, this loan is for a binding commitment of at least $100,000.00 and after maturity, due to scheduled maturity or acceleration, past due amounts shall bear interest at the lesser of: THE INTEREST RATE AT THE TIME OF MATURITY , or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

INTEREST ONLY PAYMENTS BEGINNING MAY 1, 1996 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON APRIL 1, 1997.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL: If checked _____ this Note is a renewal of loan number _____________, and is not in payment of that Note.

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SECURITY:  To secure the payment and  performance of obligations  incurred under this Note, Borrower grants Lender a security interest in and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise any or all of its right or remedies as a secured party with respect to such property which rights and remedies shall be in addition to all other rights and remedies granted to Lender including, without limitation, Lender's common law right of set off. [ ] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: X No prepayment penalty. ______ A prepayment penalty of ____% of the principal prepaid.

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower will be charged a late payment charge of 5.00% of the unpaid late installment.

REVOLVING OR DRAW FEATURE: X This Note possesses a revolving feature, Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. _____ This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Lender shall maintain a record of the amounts loaned to and repaid by Borrower under this Note. The aggregate unpaid principal amount sown on such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this Note. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide
Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

*CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies or make draws under this Note (subject to the limitations described above) under the following conditions:

THE CUSTOMER HAS THE FOLLOWING INTEREST RATE OPTIONS PER ADVANCE:
1.  WALL STREET PRIME FLOATING
2.  90 DAY TREASURY BILL PLUS 300 BASIS POINTS FLOATING

SEE ATTACHED INTEREST RATE OPTION SCHEDULE

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  APRIL 1, 1996

BORROWER:   HAMPSHIRE GROUP, LIMITED      BORROWER:

/s/ Charles W. Clayton, Vice President
--------------------------------------    ---------------------------------

BORROWER:                                 BORROWER:

--------------------------------------    ---------------------------------

BORROWER:                                 BORROWER:

--------------------------------------    ---------------------------------

BORROWER:                                 BORROWER:

--------------------------------------    ---------------------------------

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TERMS AND CONDITIONS

     1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor or any other third party: (a) fails to make any payment on this Note or any other indebtedness to Lender when due: (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; (c) provides or causes any false or misleading signature or representation to be provided to Lender: (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation; (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property or the Collateral; (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding: or (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

     2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to cease making additional advances under this Note: (b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; (c) to collect the outstanding obligations of Borrower with or without resorting to judicial process; (d) to take possession of any collateral in any manner permitted by law; (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender; (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process; (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

     3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

     4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements and other financial information (including, but not limited to, balance sheets and profit and loss statements) upon request.

     5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

     6. SEVERABILITY AND INTEREST LIMITATION: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality. and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such interest shall be repaid to the Borrower.

     7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

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     8. NOTICE: Any notice or other  communication to be provided to Borrower or
Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

     9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lender's address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

    10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees, to the extent permitted by applicable law, and collection costs.

    11. RETURNED CHECK: if a check for payment is returned to Lender for any reason, Lender will charge an additional fee of $15.00.

    12. MISCELLANEOUS: This Note is being executed for commercial/agricultural purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. If Lender obtains a judgment for any amount due under this Note interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

    13. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

    14. ADDITIONAL TERMS:  PURPOSE: LINE OF CREDIT






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                              CORPORATE RESOLUTION

      The undersigned Clerk/Secretary/Assistant Clerk/Secretary of Hampshire Group, Limited ("Company"), a corporation duly organized and existing under the laws of the State of Delaware hereby certifies that, X at a meeting of the Board of Directors of the Company duly called and held at 1372 Broadway, City of New York, County of New York, State of New York on February 7, 1996, at which meeting a quorum was continuously present; ___ pursuant to a unanimous written consent of all members of the Board of Directors the following resolutions were unanimously adopted, are now in full force and effect and have not been modified or rescinded in any manner:

      RESOLVED  that  any   _____________________  (  ________________)  of  the
following persons:

     _____ President                      _____ any Assistant Treasurer
       X   any Vice President             _____ Clerk/Secretary
     _____ any Assistant Vice President     X   any Assistant Clerk/Secretary
       X       Treasurer                  _____ Other

(collectively "Authorized Party") is authorized and empowered to perform one or more of the following actions (if checked) with Merchants National Bank ("Lender"); for and on behalf of the Company and on such terms and conditions as any Authorized Party may deem advisable in his sole discretion (The execution of any agreement, document or instrument shall constitute a conclusive presumption that the terms, covenants and conditions of said documents so signed are agreed to by and binding on the Company):

  X Open and maintain any safety deposit boxes, lock boxes and escrow, savings, checking, depository, or other accounts;

  X Assign, negotiate, endorse and deposit in and to such boxes and accounts any checks, drafts, notes and other instruments and funds payable to or belonging to the Company.

  X Withdraw any funds or draw, sign and deliver in the name of the Company any check or draft against funds of the Company in such boxes or accounts;

           Implement   additional   depository  and  funds   transfer   services
(including, but no limited to, facsimile signature authorizations, wire transfer agreements, automated clearing house agreements, and payroll deposit programs);

  X Obtain one or more loan or other forms of financing in any amount from the Lender (including, but not limited to, a $ _______ promissory note or line of credit);

  X     Guaranty the present and future obligations of any third party to the
Lender (including, but not limited to, the obligations of

);
FURTHER RESOLVED, that with respect to the foregoing guaranty, the Board of Directors of the Company hereby determine that such guaranty may reasonably be expected to benefit, directly or indirectly, the Company.

          Assign for security purposes, pledge, hypothecate, mortgage, or grant to the Lender a lien, security interest, or other encumbrance upon any of the Company's personal or real property (including, but not limited to, the assignments for security purposes, pledges, hypothecations, mortgages, deeds of trust, liens, security interests and encumbrances contained in the loan documents pertaining to the promissory note, line of credit, or guaranty described above);

  X      Endorse to the Lender any checks, drafts, notes, or other instruments payable to the Company;

  X Appoint the Lender as the Company's attorney-in-fact for any purpose (including, but not limited to, endorsing any checks, drafts, notes or other instruments payable to the Company);

           Assign, convey, sell, lease, or otherwise transfer to the Lender or any third party any of the Company's personal or real property; and

  X Execute any document (including, but not limited to, facsimile signature authorization agreements, wire transfer agreements, automated clearinghouse agreements, payroll deposit agreements, line of credit agreements, promissory notes, security agreements, assignments for security purposes, mortgages, deeds of trust, assignments of rents, guaranties, powers of attorney, and waivers) and take or refrain from taking any action on behalf of the Company.

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
FURTHER RESOLVED, that any of the foregoing or related activities taken by any Authorized Party prior to the adoption of the preceding resolutions are hereby ratified and declared to be binding obligations of the Company in a full and complete manner;

FURTHER RESOLVED, that the authority and power of any Authorized Party as provided in the preceding resolutions will continue in full force and effect until the Board of Directors of the Company adopt a resolution amending, modifying or revoking one or more of the preceding resolutions and a certified copy of the properly executed resolution is received by the Lender via certified mail; and

FURTHER RESOLVED, that the Clerk/Secretary or any Assistant Clerk/Secretary of the Company is authorized to certify the adoption of the foregoing resolutions to the Lender, the continuing effect of theses resolutions, and the incumbency of the various parties authorized to exercise the rights in theses resolutions from time to time.

The undersigned Clerk/Secretary/Assistant Clerk/Secretary certifies that the following persons are duly elected officers or otherwise authorized to act on behalf of the Company in the capacities set forth below and that the following original signatures are genuine in all respects:

 NAME                              TITLE                     SIGNATURE
--------                         --------                -----------------

/s/ Charles W. Clayton     V.P., Secretary/Treasurer   /s/Charles W. Clayton
----------------------     -------------------------  ------------------------
/s/ William E. Kennedy, Jr.  Asst. Secretary           /s/William E. Kennedy, Jr
----------------------     -------------------------  ------------------------

----------------------     -------------------------  ------------------------

----------------------     -------------------------  ------------------------

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INTEREST RATE OPTION SCHEDULE

INTEREST RATE OPTION 1:
Interest shall be calculated at a variable rate equal to no/100 percent (100%) per annum over the Index Rate. The initial Index Rate on this note shall be eight and 25/100 percent (8.25%) per annum. Any change in the Index Rate will be effective on the date the Index Rate changes.

INTEREST RATE OPTION 2:
Interest shall be calculated at a variable rate equal to 3/100 percent (3.00%) per annum over the Index Rate. The initial Index Rate on this note shall be four and 99/100 (4.99%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on Thursday of each week with the rate in effect on that day.





















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